SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 24, 2003

                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                             333-89080           13-3692801
--------                             ---------            ----------
(State or other jurisdiction of      (Commission File    (IRS Employer
incorporation or organization)        Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                  --------------

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         On October 31, 2003, the United State Bankruptcy Court for the Southern District of New York having jurisdiction over the chapter 11 cases of WorldCom, Inc. and its direct and indirect domestic subsidiaries (collectively, the "Debtors") entered an order confirming the Debtor's Modified Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated October 21, 2003 (the "Plan"). Pursuant to the Plan, holders ("Holders") of Class 5 WorldCom Senior Debt Claims (collectively, the "Claims") will receive New Notes and/or New Common Stock in full and complete satisfaction of such Allowed Claims. Holders who do not complete and return an Election Form to the Debtor in sufficient time to register the election with the Debtor's exchange agent on or prior to 4:00 p.m. (Eastern Time) on December 24, 2003 (the "Expiration Date") will be deemed Non-Specifying Holders under the Plan and will receive distributions as provided under Article IV of the Plan.

         Upon receipt of the Election Form, the securities representing the Class 5 Claims covered by such Election Form will be deemed surrendered and Holders will not be able to sell or otherwise transfer those securities unless the Election Form is withdrawn prior to the Expiration Date. The Holder's election and deemed surrender will be revocable at any time prior to the Expiration Date upon notice by the Holder's nominee to the exchange agent, given prior to the Expiration Date in accordance with the exchange agent's procedures, and the Holder of a Claim that underlies a revoked election may exercise a new election subject to the Expiration Date as described above. If the Holder is the Holder of Class 5 Claims held in separate accounts, the Holder will receive separate Election Forms for each such Claim. If the Holder is a holder of a Claim in any other Class entitled to make an election, the Holder will receive a separate Election Form for each such Claim.

         Upon the Effective Date of the Plan, other than any distribution the Holder is entitled to receive pursuant to the Plan, the Holder's securities and all rights and obligations in connection therewith will be deemed cancelled and extinguished in their entirety.

         The Debtors stated that if Holders have any questions with respect to this Election Form or the election procedures described herein. they should contact the Debtors. The Holders may also contact the Debtor's information agent - Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022, tel. (877) 825-8621.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Not Applicable.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 24, 2003
                                             STRUCTURED PRODUCTS CORP.


                                             By:   /s/ John Dickey
                                                --------------------------------
                                                Name:  John Dickey
                                                Title: Authorized Signatory